UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2002


                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                000-26728                23-2827736
              --------                ---------                ----------
          (State or Other            (Commission              (IRS Employer
   Jurisdiction of Incorporation)    File Number)          Identification No.)


                           TALK AMERICA HOLDINGS, INC.
                           12020 SUNRISE VALLEY DRIVE
                             RESTON, VIRGINIA 20191
          (Address of Principal Executive Offices, Including Zip Code)

                                 (703) 391-7500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.     OTHER  EVENTS

     On October 4, 2002, the principal operating subsidiaries of Talk America Holdings, Inc. (the "Company") retired all debt outstanding under the Credit Facility Agreement between the Company's principal operating subsidiaries and MCG Finance Corporation prior to maturity.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TALK  AMERICA  HOLDINGS,  INC.

Date:   October  7,  2002                    By:  /s/  Aloysius  T.  Lawn,  IV
        -----------------                         ----------------------------
                                             Name:  Aloysius  T.  Lawn,  IV
                                             Title: Executive Vice President -
                                             General  Counsel  and  Secretary